Exhibit 99.8



                                                                 EXECUTION COPY
                                                                 --------------


===============================================================================







               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


 DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                              EQUITY TRUST 2006-2
                                  as Assignee


                                      and


                         SAXON MORTGAGE SERVICES, INC.
                                  as Servicer


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of

                               February 6, 2006










===============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 6th day of February 2006 (this "Assignment Agreement"), among Saxon Mortgage Services, Inc., a Texas corporation (the "Servicer"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-2 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, N.A. as master servicer (the "Master Servicer").

         WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005 (the "Servicing Agreement"), pursuant to which the Assignor sold to the Servicer all right, title and interest in and to, and all economic benefit derived from, the servicing rights related to certain mortgage to be purchased by the Assignor from time to time;

         WHEREAS, GSMC and Ameriquest Mortgage Company ("Ameriquest") have entered into the Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005 (the "Sale Agreement"), pursuant to which Ameriquest sold to the Assignor certain mortgage loans on a servicing released basis listed on the mortgage loan schedule attached as an exhibit to the Trust Agreement (as defined below);

         WHEREAS, GSMC has assigned and conveyed certain of the mortgage loans acquired from Ameriquest (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of February 6, 2006 (the "GSMC Assignment Agreement");

         WHEREAS, the Servicer regularly services residential mortgage loans and has agreed to service the Mortgage Loans pursuant to the terms of the Servicing Agreement; and

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank, as custodian (in such capacity, the "Custodian") and Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator"), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption.

         (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

         (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

         (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

         2. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect, except as pursuant to the GSMC Assignment Agreement and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in
Article X and Section 15.02 of the Servicing Agreement are true and correct as of the Transfer Date (as such term is defined in the Servicing Agreement).

         3. Recognition of Assignee.

         (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

         (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Purchaser" under the Servicing Agreement, to the Assignor under the GSMC

Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

         (c) All reports and other data required to be delivered by the Servicer to the "Purchaser" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

                  Wells Fargo Bank, N.A.
                  ABA #: 121000248
                  For credit to: SAS Clearing
                  Acct #: 50894200
                  FFC to: GSAA 2006-2 Acct #50894200

         (d) Monthly Reporting

         Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, (A) not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data (excluding prepayment data furnished pursuant to clause (B) below) in a mutually agreed-upon format, (b) default loan data (excluding prepayment data furnished pursuant to clause (B) below) in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in
Exhibit 4 and Exhibit 4A hereto (or in such other format mutually agreed between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above, and (B) not later than the eighteenth (18th) calendar day of each month (or if such eighteenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer a separate monthly report on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer regarding prepayment data received by the Servicer (the "Prepayment Report") from the period commencing on the sixteenth (16th) day of the month preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, the cut-off date) and ending on the fifteenth (15th) day of the month in which such Distribution Date occurs and and all supporting documentation with respect to the information required pursuant to the Prepayment Report.

         4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

         Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

         6. [Reserved].

         7. Termination; Optional Clean-Up Call.

         In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

         If the Master Servicer exercises its option to solicit bids and terminates the Trust Fund pursuant to Section 11.01(a) of the Trust Agreement, by no later than the 10th day of the month of the final distribution, the Master Servicer shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

         In the event the Mortgage Loans (and REO Properties) are sold pursuant to Section 11.01(a) of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodian of a Request for Release therefor, the Master Servicer shall direct the Custodian to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

         8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

         9. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (a) in the case of the Servicer,

             Saxon Mortgage Services, Inc
             4718 Mercantile Dr. North
             Fort Worth, TX 76137
             Attention:  David Dill, President

             with a copy to:
             Saxon Mortgage Services, Inc.
             4860 Cox Road
             Glen Allen, Virginia 23060
             Attn: General Counsel

or such address as may hereafter be furnished by the Servicer;

(b) in the case of the Master Servicer,

             Wells Fargo Bank, N.A.
             P.O. Box 98
             Columbia, Maryland 21046
             Attention: GSAA 2006-2

             Or in the case of overnight deliveries:

             Wells Fargo Bank, N.A.
             9062 Old Annapolis Road,
             Columbia, Maryland 21045
             Attention: GSAA 2006-2

or such address as may hereafter be furnished by the Master Servicer;



(c) in the case of the Trustee or the Assignee,

             Deutsche Bank National Trust Company
             1761 East St. Andrew Place,
             Santa Ana, California 92705-4934
             Attention: Corporate Trust Services
             Tel.: (714) 247-6000
             Fax: [?][DB/SNR: PLEASE PROVIDE]

or such other address as may hereafter be furnished by the Trustee or Assignee; and

(d) in the case of the Assignor,

             GS Mortgage Securities Corp.
             85 Broad Street
             New York, New York 10004
             Attention:  Chris Gething
             Tel.: (212) 902-1434
             Fax:  (212) 256-5107

or such other address as may hereafter be furnished by the Assignor.

         11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

         13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-2, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-2, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA

Home Equity Trust 2006-2, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-2 under this Assignment Agreement, the Trust Agreement or any related document.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                  GS MORTGAGE SECURITIES CORP.




                                 By: /s/ Michelle Gill
                                     --------------------------------
                                     Name: Michelle Gill
                                     Title: Vice President


                                 DEUTSCHE BANK NATIONAL TRUST
                                 COMPANY not in its individual capacity
                                 but solely as Trustee




                                 By: /s/ Ronaldo Reyes
                                     --------------------------------
                                     Name: Ronaldo Reyes
                                     Title: Vice President


                                 SAXON MORTGAGE SERVICES, INC.




                                 By: /s/ Stella F. Hess
                                     --------------------------------
                                     Name: Stella F. Hess
                                     Title: EVP


Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Sandy Whalen
    --------------------------
    Name: Sandy Whalen
    Title: Vice President

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                         [On File with the Depositor]

                                   EXHIBIT 3

Exhibit 3:  Standard File Layout - Delinquency Reporting


----------------------------------------------------------------------------------------------------------------------------
          Column/Header Name                              Description                         Decimal       Format Comment
----------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                       A unique number assigned to a loan by the
                                        Servicer. This may be different than
                                        the LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                A unique identifier assigned to each
                                        loan by the originator.
----------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                              Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                       Contains a unique number as assigned
                                        by an external servicer to identify a
                                        group of loans in their system.
----------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                     First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                      Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                            Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------
PROP_STATE                              The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                                Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                  The date that the borrower's next                                   MM/DD/YYYY
                                        payment is due to the servicer at the
                                        end of processing cycle, as reported
                                        by Servicer.
----------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                               Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                   The date a particular bankruptcy claim was                          MM/DD/YYYY
                                        filed.
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                 The chapter under which the bankruptcy
                                        was filed.
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                     The case number assigned by the court
                                        to the bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                  The payment due date once the bankruptcy has                        MM/DD/YYYY
                                        been approved by the courts
----------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE              The Date The Loan Is Removed From Bankruptcy.                       MM/DD/YYYY
                                        Either by Dismissal, Discharged and/or a Motion
                                        For Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                      The Date The Loss Mitigation Was Approved By                        MM/DD/YYYY
                                        The Servicer
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                           The Type Of Loss Mitigation Approved For A Loan
                                        Such As;
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                  The Date The Loss Mitigation /Plan Is Scheduled                     MM/DD/YYYY
                                        To End/Close
----------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                  The Date The Loss Mitigation Is Actually                            MM/DD/YYYY
                                        Completed
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                    The date DA Admin sends a letter to                                 MM/DD/YYYY
                                        the servicer with instructions to begin
                                        foreclosure proceedings.
----------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                  Date File Was Referred To Attorney to Pursue                        MM/DD/YYYY
                                        Foreclosure
----------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                        Notice of 1st legal filed by an Attorney in a                       MM/DD/YYYY
                                        Foreclosure Action
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE               The date by which a foreclosure sale is                             MM/DD/YYYY
                                        expected to occur.
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                        The actual date of the foreclosure sale.                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                         The amount a property sold for at the                    2          No commas(,)
                                        foreclosure sale.                                                   or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                     The date the servicer initiates eviction of the                     MM/DD/YYYY
                                        borrower.
----------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                 The date the court revokes legal
                                        possession of MM/DD/YYYY the property
                                        from the borrower.
----------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                              The price at which an REO property is marketed.          2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
LIST_DATE                               The date an REO property is listed at a                             MM/DD/YYYY
                                        particular price.
----------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                               The dollar value of an offer for an REO                  2          No commas(,)
                                        property.                                                           or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                         The date an offer is received by DA Admin or by                     MM/DD/YYYY
                                        the Servicer.
----------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                        The date the REO sale of the property is                            MM/DD/YYYY
                                        scheduled to close.
----------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                 Actual Date Of REO Sale                                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                           Classification of how the property is occupied.
----------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                     A code that indicates the condition of
                                        the property.
----------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                    The date a  property inspection is performed.                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                          The date the appraisal was done.                                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                           The current "as is" value of the                         2
                                        property based on brokers price
                                        opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                       The amount the property would be worth if                2
                                        repairs are completed pursuant to a broker's
                                        price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                      FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                      The circumstances which caused a
                                        borrower to stop paying on a loan.
                                        Code indicates the reason why the loan
                                        is in default for this cycle.
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                     Date Mortgage Insurance Claim Was Filed With                        MM/DD/YYYY
                                        Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                            Amount of Mortgage Insurance Claim Filed                            No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                      Date Mortgage Insurance Company Disbursed Claim                     MM/DD/YYYY
                                        Payment
----------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                       Amount Mortgage Insurance Company Paid On Claim          2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                   Date Claim Was Filed With Pool Insurance Company                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                          Amount of Claim Filed With Pool Insurance                2          No commas(,)
                                        Company                                                             or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                    Date Claim Was Settled and The Check Was Issued                     MM/DD/YYYY
                                        By The Pool Insurer
----------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                     Amount Paid On Claim By Pool Insurance Company           2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE              Date FHA Part A Claim Was Filed With HUD                           MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                     Amount of FHA Part A Claim Filed                        2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE               Date HUD Disbursed Part A Claim Payment                            MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT                Amount HUD Paid on Part A Claim                         2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE               Date FHA Part B Claim Was Filed With HUD                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                      Amount of FHA Part B Claim Filed                       2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE                 Date HUD Disbursed Part B Claim Payment                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT                Amount HUD Paid on Part B Claim                         2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                      Date VA Claim Was Filed With the Veterans Admin                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                       Date Veterans Admin. Disbursed VA Claim Payment                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                        Amount Veterans Admin. Paid on VA Claim                 2          No commas(,)
                                                                                                            or dollar
                                                                                                            signs ($)
----------------------------------------------------------------------------------------------------------------------------

Exhibit 3:  Standard File Layout - Delinquency Reporting



The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

           o  ASUM-     Approved Assumption
           o  BAP-      Borrower Assistance Program
           o  CO-       Charge Off
           o  DIL-      Deed-in-Lieu
           o  FFA-      Formal Forbearance Agreement
           o  MOD-      Loan Modification
           o  PRE-      Pre-Sale
           o  SS-       Short Sale
           o  MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

           o  Mortgagor
           o  Tenant
           o  Unknown
           o  Vacant

The Property Condition field should show the last reported condition of the property as follows:

           o  Damaged
           o  Excellent
           o  Fair
           o  Gone
           o  Good
           o  Poor
           o  Special Hazard
           o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

-------------------------------------------------------------------------------
Delinquency Code      Delinquency Description
-------------------------------------------------------------------------------
001                   FNMA-Death of principal mortgagor
-------------------------------------------------------------------------------
002                   FNMA-Illness of principal mortgagor
-------------------------------------------------------------------------------
003                   FNMA-Illness of mortgagor's family member
-------------------------------------------------------------------------------
004                   FNMA-Death of mortgagor's family member
-------------------------------------------------------------------------------
005                   FNMA-Marital difficulties
-------------------------------------------------------------------------------
006                   FNMA-Curtailment of income
-------------------------------------------------------------------------------
007                   FNMA-Excessive Obligation
-------------------------------------------------------------------------------
008                   FNMA-Abandonment of property
-------------------------------------------------------------------------------
009                   FNMA-Distant employee transfer
-------------------------------------------------------------------------------
011                   FNMA-Property problem
-------------------------------------------------------------------------------
012                   FNMA-Inability to sell property
-------------------------------------------------------------------------------
013                   FNMA-Inability to rent property
-------------------------------------------------------------------------------
014                   FNMA-Military Service
-------------------------------------------------------------------------------
015                   FNMA-Other
-------------------------------------------------------------------------------
016                   FNMA-Unemployment
-------------------------------------------------------------------------------
017                   FNMA-Business failure
-------------------------------------------------------------------------------
019                   FNMA-Casualty loss
-------------------------------------------------------------------------------
022                   FNMA-Energy environment costs
-------------------------------------------------------------------------------
023                   FNMA-Servicing problems
-------------------------------------------------------------------------------
026                   FNMA-Payment adjustment
-------------------------------------------------------------------------------
027                   FNMA-Payment dispute
-------------------------------------------------------------------------------
029                   FNMA-Transfer of ownership pending
-------------------------------------------------------------------------------
030                   FNMA-Fraud
-------------------------------------------------------------------------------
031                   FNMA-Unable to contact borrower
-------------------------------------------------------------------------------
INC                   FNMA-Incarceration
-------------------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

-------------------------------------------------------------------------------
    Status Code       Status Description
-------------------------------------------------------------------------------
         09           Forbearance
-------------------------------------------------------------------------------
         17           Pre-foreclosure Sale Closing Plan Accepted
-------------------------------------------------------------------------------
         24           Government Seizure
-------------------------------------------------------------------------------
         26           Refinance
-------------------------------------------------------------------------------
         27           Assumption
-------------------------------------------------------------------------------
         28           Modification
-------------------------------------------------------------------------------
         29           Charge-Off
-------------------------------------------------------------------------------
         30           Third Party Sale
-------------------------------------------------------------------------------
         31           Probate
-------------------------------------------------------------------------------
         32           Military Indulgence
-------------------------------------------------------------------------------
         43           Foreclosure Started
-------------------------------------------------------------------------------
         44           Deed-in-Lieu Started
-------------------------------------------------------------------------------
         49           Assignment Completed
-------------------------------------------------------------------------------
         61           Second Lien Considerations
-------------------------------------------------------------------------------
         62           Veteran's Affairs-No Bid
-------------------------------------------------------------------------------
         63           Veteran's Affairs-Refund
-------------------------------------------------------------------------------
         64           Veteran's Affairs-Buydown
-------------------------------------------------------------------------------
         65           Chapter 7 Bankruptcy
-------------------------------------------------------------------------------
         66           Chapter 11 Bankruptcy
-------------------------------------------------------------------------------
         67           Chapter 13 Bankruptcy
-------------------------------------------------------------------------------

                                   EXHIBIT 4

Exhibit 4: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

       1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

       2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

       3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

       4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

       13.    The total of lines 1 through 12.

       Credits:

       14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

       22.    The total of lines 14 through 21.

       Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

              (i)  Total Realized Loss (or Amount of Any Gain)

       23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 4A: Calculation of Realized Loss/Gain Form 332

                            WELLS FARGO BANK, N.A.
                       CALCULATION OF REALIZED LOSS/GAIN



Prepared by:  ____________________               Date:  _______________________
Phone:  __________________________   Email Address:____________________________

        -------------------      ---------------       ------------------
         Servicer Loan No.        Servicer Name         Servicer Address
        -------------------      ---------------       ------------------


WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:________________________________________________________
Property Address:______________________________________________________________
Liquidation and Acquisition Expenses:
(1)        Actual Unpaid Principal Balance of Mortgage Loan                     $________________              (1)
(2)        Interest accrued at Net Rate                                          ________________              (2)
(3)        Accrued Servicing Fees                                                ________________              (3)
(4)        Attorney's Fees                                                       ________________              (4)
(5)        Taxes                                                                 ________________              (5)
(6)        Property Maintenance                                                  ________________              (6)
(7)        MI/Hazard Insurance Premiums                                          ________________              (7)
(8)        Utility Expenses                                                      ________________              (8)
(9)        Appraisal/BPO                                                         ________________              (9)
(10)       Property Inspections                                                  ________________              (10)
(11)       FC Costs/Other Legal Expenses                                         ________________              (11)
(12)       Other (itemize)                                                      $________________              (12)
                Cash for Keys__________________________                          ________________
                HOA/Condo Fees________________________                           ________________
                _______________________________________                          ________________
                Total Expenses                                                  $________________              (13)
Credits:
(14)       Escrow Balance                                                       $________________              (14)
(15)       HIP Refund                                                            ________________              (15)
(16)       Rental Receipts                                                       ________________              (16)
(17)       Hazard Loss Proceeds                                                  ________________              (17)
(18)       Primary Mortgage Insurance Proceeds                                   ________________              (18)




Exhibit 3: Standard File Codes - Delinquency Reporting, Continued

(19)       Pool Insurance Proceeds                                               ________________              (19)
(20)       Proceeds from Sale of Acquired Property                               ________________              (20)
(21)       Other (itemize)                                                                                     (21)
           ___________________________________________                           ________________
           Total Credits                                                        $________________              (22)
Total Realized Loss (or Amount of Gain)                                         $________________              (23)
